UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 31, 2005, the Board of Directors of HomeBanc Corp. approved and adopted the First Amendment to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, as amended and restated effective April 1, 2005 (the “401(k) Plan Amendment”). The 401(k) Plan Amendment (i) incorporates changes required by final Treasury Regulations adopted under Sections 401(k) and (m) of the Internal Revenue Code; (ii) eliminates First Horizon National Corporation common stock as an investment alternative for participants in the plan and (iii) reduces the cash-out threshold for terminated plan participants from $5,000 to $1,000.

A copy of the 401(k) Plan Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	First Amendment to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, dated December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: January 4, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	First Amendment to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, dated December 31, 2005.